PSEG Public Service Enterprise Group California Investor Meetings June 29 - 30, 2010 Exhibit 99

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our and our subsidiaries' future performance, including future revenues, earnings, strategies, prospects and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private Securities
Litigation Reform Act of 1995. Although we believe that our expectations are based on reasonable assumptions, we can give no assurance they will be achieved. The results or events predicted in these statements may differ materially from actual results or events. Factors which could cause results or events to differ from current expectations include, but are not limited to:
•
Adverse changes in energy industry law, policies and regulation, including market structures and rules and reliability standards.
•
Any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators.
•
Changes in federal and state environmental regulations that could increase our costs or limit operations of our generating units.
•
Changes in nuclear regulation and/or developments in the nuclear power industry generally that could limit operations of our nuclear generating units.
•
Actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site.
•
Any inability to balance our energy obligations, available supply and trading risks.
•
Any deterioration in our credit quality.
•
Availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs.
•
Any inability to realize anticipated tax benefits or retain tax credits.
•
Changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units.
•
Delays or unforeseen cost escalations in our construction and development activities.
•
Increase in competition in energy markets in which we compete.
•
Adverse performance of our decommissioning and defined benefit plan trust fund investments, and changes in discount rates and funding requirements.
•
Changes in technology and increased customer conservation.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the
Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United States
(GAAP). Operating Earnings is a non-GAAP financial measure that differs from Net
Income because it excludes the impact of mark-to-market activity, Nuclear
Decommissioning Trust Fund related activity, the sale of certain non-core domestic and international assets and material impairments and lease-transaction-related charges. PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP. PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last two slides in this presentation include a list of items excluded from Net Income to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG –
Defining the Future
Ralph Izzo
Chairman, President and Chief Executive Officer
Caroline Dorsa
Executive Vice President and Chief Financial Officer
Kathleen A. Lally
Vice President, Investor Relations

PSEG

PSE&G

PSEG Power LLC

PSEG Energy Holdings

PSEG

PSEG: the right mix for the
opportunities of today and tomorrow
Electric & Gas Delivery
and Transmission Regional Wholesale Energy Renewable Investments
PSE&G positioned
to meet NJ’s
energy policy and
economic growth
objectives
with $5.3 billion
investment program.
PSEG Power’s
low-cost baseload
nuclear and
coal fleet
is geographically well
positioned and
environmentally
responsible.
PSEG Energy Holdings
positioned to pursue
attractive renewable
generation opportunities:
• Solar
• Offshore wind
• Compressed Air Energy
Storage (CAES)

A successful track record…
… provides the confidence to capitalize on the opportunities of tomorrow.
PSEG Power resumed independent control of nuclear fleet, produced record levels of generation and achieved top quartile performance; fossil fleet retrofitted to meet more stringent environmental requirements.
PSE&G consistently recognized for reliability; investment programs expanded to meet NJ’s goals for economic growth and clean energy.
Business focus improved; balance sheet strengthened; Holdings’ financial risk lessened with sale of international investments, termination of offshore leases
Operational and financial focus has allowed PSEG to meet/exceed earnings objectives in each of the past three years.
History of returning cash to shareholders through common dividend.
2007 2008 2009

Earnings growth achieved…
…
through higher pricing, increased production and lower costs.
$2.68
$3.03
$3.12
2007 Operating Earnings* 2008 Operating Earnings* 2009 Operating Earnings*
* See page 71 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Investment programs, hedge profile
and cost control support 2010 outlook
$3.12
$3.00 - $3.25
2009 Operating Earnings* 2010 Guidance
* See page 71 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

Tomorrow’s energy market will reward…
…an operationally efficient, environmentally responsible,
integrated generation, transmission and distribution business.
Higher margins driven by
environmentally
responsible &
operationally flexible
energy supply
Superior operations =
customer satisfaction
+ higher value
Business driven by the
need to address
environmental issues
and stable pricing
Infrastructure
investment to
support reliability +
improve performance

10 A $7.7 billion investment program over 2010 – 2012… … supports long-term growth.

PSEG is advantaged…
… with a strong balance sheet and cash flow to pursue
an investment program that seizes the opportunities of tomorrow.
Right Assets,
Right Markets
Operational
Flexibility
Environmental
Infrastructure
Improvements
2010
Integrated business model with assets located close to
load centers
Dispatch flexibility of operating assets and trading
capability supports margins in full-requirements markets
Environmentally responsible; pursuing investments in
renewables; nuclear uprates
Investments to improve reliability and functionality of grid

% total return

% total return

% total return

PSEG

PSEG has provided investors with a better
than average return…
… and we are positioned to deliver value over the long-term.
5 year* 10 year* 3 year*
*For the period ended December 31, 2009.
-10
-5
0
5
10
15
20
PSEG S&P 500
Electrics
Dow Jones
Utility
Average 0
20
40
60
PSEG S&P 500
Electrics
Dow Jones
Utility
Average
0
50
100
150
200
PSEG S&P 500
Electrics
Dow Jones
Utility
Average

*Indicated annual dividend rate
Seventh consecutive annual
dividend increase is part of a 103-year
history of paying common dividends…
43% 70% 44%
Payout
Ratio
42 – 46% 43% 66% 63%
Dividends per Share
…
and we remain comfortably within our targeted 40-50% payout range.
$1.10
$1.12
$1.14
$1.17
$1.29
$1.33
$1.37*
2004 2005 2006 2007 2008 2009 2010

PSEG is responding to investors’ questions
PSE&G’s capital programs have nominal impact on rates
Stable supply costs provide room for regulatory support of capital programs
What is the impact
on customer from
capital programs?
Strong PSEG cash flow and approved PSE&G capital structure support financing requirements
Do you need equity?
Downside risk limited by recent auction results which incorporated lower market energy prices
Physical assets provide optionality
What is the
impact of migration?
Modest payout ratio and strong balance sheet provide support – 7    consecutive
annual increase
Is dividend secure?
Multi-year hedging through participation in full-requirements auctions
Asset balance dampens relative fuel price volatility
Capacity markets provide stability
What’s the impact of
commodity volatility?
Environmentally advantaged
Federal and State Policy initiatives support capital plans
How is PSEG affected
by policy changes?
PSEG Position Investors’ Questions
th

PSEG Power – Review and Outlook

PSEG Power
–
Right assets in the right markets…
Portfolio approach to
hedging over multi-year
timeframe to derive
market premiums
Investment
program supported by
strong cash flow and
credit metrics
Low-cost,
environmentally
responsible, operationally
flexible supply located in
premium markets
Focus on operational
excellence to maximize
asset value
… with dispatch flexibility supporting returns in volatile markets.

Low-cost portfolio
Regional focus in competitive, liquid
markets
Assets favorably located near
customers/load centers
Many units east of PJM constraints
Southern NEPOOL/ Connecticut
Texas assets – low cost combined cycle
Market knowledge and experience to
maximize the value of our assets
… with low cost plants, in good locations, within solid markets.
Power’s assets
drive value in a dynamic environment…
15% 52%
8%
Fuel Diversity
Coal
Gas
Oil
Nuclear
Pumped
Storage
1%
Energy Produced
(Twelve months ended December 31, 2009)
Total GWh: 59,808
51%
15%
34%
Pumped Storage
& Oil <1%
Nuclear
Coal
Gas
Total MW: 15,548
24%
8%

PSEG
Power LLC
Texas
Odessa
Midland
Austin
San Antonio
Guadalupe
North
Houston
South
West
Bethlehem Energy Center
Albany
System Interface
New Haven
Bridgeport
Keystone
Conemaugh
Peach Bottom
Hudson
Mercer
Hope Creek
Salem
Bergen
Kearny
Essex
Linden
Sewaren
Edison
Burlington
National Park

PSEG

18 Power’s Northeast assets are located in attractive markets near load centers … ... and the fleet has expanded to include 2,000MW in Texas.

… while maintaining optionality under a variety of conditions.
Power’s PJM assets along the dispatch curve
reduce the risk of serving full requirement load
contracts…
X X Ancillary Revenue
X
X
X X Capacity Revenue
X X Energy Revenue
X X Dual Fuel
Salem
Nuclear
Coal
Combined Cycle
Steam
Peaking
Peaking units Baseload units Load following units
Illustrative
Hope
Creek
Keystone
Conemaugh
Hudson 2
Linden 1,2
Burlington 8-9-11
Edison 1-2-3
Essex 10-11-12
Bergen 1
Sewaren 1-4
Hudson 1
Mercer1, 2
Bergen 2
Sewaren 6
Mercer 3
Kearny 10-11
Linden 5-8 / Essex 9
Burlington 12  / Kearny 12
Peach
Bottom
Yards
Creek
National Park
Salem 3
Bergen 3

Our nuclear performance has improved…
11.1
3.1
0.6
2.1
1.0
0.9
0.4
0.7
0.6
0.7
0.6 0.6 0.6
2004 2005 2006 2007 2008 2009 2010 Target
25
27
29
28
29
30
30
2004 2005 2006 2007 2008 2009 2010 Target
79.0
85.0
97.0
94.0
91.7
99.0
98.0
96 96
97
96
97
98
2004 2005 2006 2007 2008 2009 2010 Target
Salem station set a new generation record.
Highest combined Salem and Hope Creek
Nuclear site output in Power’s history
Top quartile INPO Index
… as we maintain our drive for excellence.
Nuclear Generation Output*
(000’s GWh)
Forced Loss Rate ( )
(%)
INPO Index ( )
NJ Units 1   Quartile
NJ Units 1 Quartile
* Total PS share nuclear generation
st
st

SO
2
… and back-end technology investments will prepare us for the future.
Power’s coal fleet has shown improvement…
14
15
15
13
13
9
13
2004 2005 2006 2007 2008 2009 2010 Target
10.3
11.1
11.3
7.9
8.4
4.8
3.8
2004 2005 2006 2007 2008 2009 2010 Target
Market conditions reduced output in 2009
Operational results greatly improved
Environmental footprint improved
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
SO
2
and NOx Rates ( )
(lb/mmbtu)
NOx
1.11
1.12
1.01
0.91
0.96
0.83
0.47
0.34 0.34
0.29
0.20
0.21
0.19
0.16
2004 2005 2006 2007 2008 2009 2010 Target

Power’s combined cycle fleet is creating
value…
5
4
8
10
20
20
18
2004 2005 2006 2007 2008* 2009* 2010
Target*
3.4
7
3.4
2.5
1.8
1.5
0.8
2004 2005 2006 2007 2008* 2009* 2010
Target*
8079
7847
7928
7768
7587
7507
7452
2004 2005 2006 2007 2008* 2009* 2010
Target*
Output
(000’s GWh)
Forced Outage Rate ( )
(% EFORD)
Period Heat Rate ( )
(mmbtu/KWh)
Highest output ever in 2009
Approaching top quartile forced outage rate
Benefiting from heat rate improvement
program
… benefiting from operating enhancements and market dynamics.
* Includes Texas

Our peaking fleet rounds out a diverse
generation portfolio…
13
17
23
19
13
14
12
2004 2005 2006 2007 2008 2009 2010 Target
85
86
76
77
91
92
94
2004 2005 2006 2007 2008 2009 2010 Target
Peaking start success provides
opportunities in ancillary and real time
markets
Peaking adds flexibility in serving load
and managing needs of a diverse market
environment
… and provides ability to follow load during periods of high demand.
% Start Success ( )
Forced Outage Rate ( )
(% EFORD)
Equivalent Availability ( )
(%)
99.7
96.5
98.6
97.0
98.9
99.3 99.7
2004 2005 2006 2007 2008 2009 2010 Target

Stringent environmental challenges are on the
horizon, with potentially broad industry impacts…
High
High
Regional
High
High
Industry Impact
Emission restrictions net favorable to Power
Carbon
Controls on coal units done or under way
Power’s relative position very strong
NOx, SO
2
, Hg
(CAIR)
Peaking fleet replacement strategy
Upwind states anticipated to increase NOx stringency
Ozone air quality standards
(HEDD)
EPA required to perform cost-benefit analysis
Issue widely shared across industry
Potential capital spend exposure
Once-through cooling water
(316(b))
Power uses dry fly ash systems
Ash has been tested as non-hazardous
Coal ash regulation
Power’s Positioning Issue
…but Power’s clean fleet is very competitively positioned for success.

25 Source: EPA, EIA (2006 and
2007) and PSEG Projection
Power’s coal assets will have completed
many environmental upgrades by 2010…
…resulting in dramatically lower emissions.
PSEG Projected NOX Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Conemaugh Hudson
Bridgeport
Mercer   Keystone
NOx
Keystone
Bridgeport
Conemaugh
Hudson   Mercer
SO
2
PSEG Projected SO2 Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Keystone
Conemaugh
Bridgeport
Mercer
Mercury
PSEG Projected HG Emission Rate for 2011
versus 2008 400 U.S. Coal Plants
Hudson
0
2
4
6
8
10
12
14
0
10
20
30
40
50
60
0
50
100
150
200
250

Power remains a leading provider in an
excellent market…
Pricing in 2009 was impacted by low economic demand, cool summer weather, and low gas prices
Power’s hedging strategy enabled strong results
2010 forwards imply continued market challenges, but entities with the right assets in the right locations are best positioned
Power will continue to utilize a hedging strategy that incorporates full requirement load contracts and other contracting to secure pricing over a 2-3 year forward horizon
BGS continues to be the foundation of our hedging strategy
Balanced generation portfolio in ideal position to serve BGS
Three year nature of BGS provides pricing stability for customers and providers
… and has a fleet ideally positioned to serve customers.

Full Requirements Component
Increase in Capacity Markets/RPM
Growing Renewable Energy Requirements
Component for Market Risk
Through Power’s
participation in each of the BGS auctions…
Market Perspective – BGS Auction Results
… we have developed an expertise in serving full-requirements contracts.
2003 2004 2005 2006 2007 2008 2009 2010
3 Year Average
Round the
Clock PJM
West Forward
Energy Price
$55.59
Capacity
Load shape
Transmission
Congestion
Ancillary services
Risk premium
Green
$33 - $34 $36 - $37 $44 - $46 $67 - $70 $58 - $60 $68 - $71 $56 - $58 $48 - $50
~ $21
$55.05
~ $18
$65.41
~ $21
$102.51
~ $32
$98.88
~ $41
$111.50
~ $43
$103.72
~ $47
$95.77
~ $47
Note: BGS prices reflect PSE&G Zone

The result of Power’s hedging strategy is a
portfolio of contracted output…
… which dampens the impact of market volatility on earnings in the near term.
Power’s
anticipated
nuclear and coal
output is
contracted over
the next few
years:
2010: 90-95%
2011: 50-60%
2012: 15-30%
Nuclear / Pumped Storage Coal
Combined Cycle (CC) Steam and Peakers
Existing BGS, Other Load Contracts, Hedges + Future BGS Existing BGS, Other Load Contracts, and Hedges
Total Fleet RTC Average
2010 2011 2012
0
1000
2000
3000
4000
5000
6000
7000
8000
9000
10000

Power’s coal hedging reflects supply
matched with sales…
… while maintaining flexibility on supply post BET installation.
0%
20%
40%
60%
80%
100%
2010 2011 2012
$0
$10
$20
$30
$40
$50
Contracted Coal
Mid $20’s
To
High $20’s
Mid $20’s
To
High $20’s
Mid $40’s
To
Low $40’s
Mid $40’s
To
Low $40’s
High $40’s
To
Mid $40’s
Indicative
Pricing
($/MWh)
Prices lower,
moderating
Northern
Appalachian
Conemaugh
Prices lower,
moderating
Northern
Appalachian
Keystone
More limited
segment of
coal market
Metallurgical
CAPP/NAPP
Mercer
Flexibility after
BET in 2010
Adaro  (2010)
CAPP/NAPP
(2011+)
Hudson
Higher price,
lower BTU,
enviro coal
Adaro
Bridgeport
Harbor
Comments Coal Type Station
% Hedged
(left scale)
$/MWh
(right
scale)
*
*Reflects Keystone and Conemaugh contracts

30 $0 $5 $10 2010 2011 2012 Anticipated Nuclear Fuel Cost Power has hedged its nuclear fuel needs through 2012… … with increased costs over that time horizon. Hedged

PSEG
Power LLC

Current plant locations,
site expansion capability
Bethlehem
Energy Center
Albany
System
Interface
New
Haven
Bridgeport
Keystone
Conemaugh
Peach Bottom
Hudson
Mercer
Hope Creek
Salem
Bergen
Kearny
Essex
Linden
Sewaren
Edison
Burlington
National Park

$/MWh
DUQUESNE
COMED
DAYTON
AEP
PENELEC
APS
WESTERN HUB
PPL
METED
PECO
JCPL
DPL
RECO
AECO
PSEG
BGE
PEPCO

PSEG

$40
$45
$50
$55
$60
$65
Power’s assets are well positioned near load
centers…
… which resulted in a 9% growth in PJM gross margin from 2008 to 2009.
Historical 5-year Average PJM Energy Price
(Around the Clock)
Note: excludes Dominion (less than 5 years of history)

… with sites in the eastern part of PJM.
Reliability Pricing Model – locational value
of Power’s generating fleet recognized…
With nearly 1/3 of its capacity in PS North and nearly 2/3 of its capacity in MAAC and EMAAC,
Power’s assets in congested locations received higher pricing in the 2013/2014 RPM Auction.
• Locational value of Power’s
fleet recognized
• Bid for 90MW of new
capacity accepted for
2013/2014 auction; in-service
June 2013
• On schedule to complete
178MW of previously cleared
peaking capacity by June
2012
$27.73 $16.46 $110.00 $174.29 $102.04 Rest of Pool
$245.00 $185.00 PSEG North Zone
$245.00 PSEG
$133.37
$139.73
2012 / 2013
$226.15
$245.00
2013/2014
$110.00 $174.29 $191.32 MAAC
$110.00 $174.29 $191.32 Eastern MAAC
2011 / 2012 2010 / 2011 2009 / 2010 $/MW-day
PJM Zones
PJM Capacity Available to Receive Auction Pricing
0
2,000
4,000
6,000
8,000
10,000
12,000
09/10 10/11 11/12 12/13 13/14

% of coal and nuclear output
$/MWh

% of capacity
$/MW-day

0%
25%
50%
75%
100%
2010 2011 2012
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
0%
25%
50%
75%
100%
2010 2011 2012
$0
$50
$100
$150
Power’s hedging program provides near-
term stability from market volatility…
… while remaining open to long-term market forces.
Estimated EPS impact of
$10/MWh PJM West around the
clock price change* (~$2/mmbtu
gas change)
Contracted Capacity
Price
(right
scale)
* As of March 31, 2010 Assuming normal market commodity correlation and demand
** Excludes Texas – No capacity market
Power has
contracted for a
considerable
percentage of its
future output
over the next two
years at
attractive prices.
The pricing for
most of Power’s
capacity has been
fixed through May
2014, with the
completion of
auctions in PJM
and NE.
% sold
(left
scale)
$0.30 - $0.60 $0.10 - $0.30 $0.05 - $0.10
Contracted Energy
Price
(right
scale)
% sold
(left
scale)
**
*

PSE&G – Review and Outlook

PSE&G
is positioned for growth…
…through investments in infrastructure, renewables and energy efficiency.
Leader in reliability; focused
on maintaining position by
improving customer
responsiveness and
efficiency
Economically meeting
mandates for reliability,
service quality and access to
renewables
Largest provider of electric
and gas distribution services
and transmission in NJ.
Creating renewable and
energy efficiency solutions
for NJ customers
Focused on regulatory
mechanisms that provide
reasonable and current
recovery of and return on
capital

Electric Territory
Gas Territory
Transmission by Voltage
138KV
161KV
230KV
345KV
500KV

PSE&G is the largest utility in New Jersey providing
electric, gas and transmission services,…
…and delivering renewable and energy efficiency solutions for customers.
*   Actual
**  Weather normalized = estimated annual growth per year over forecast period
*** Lifetime GWh + Lifetime Dtherms converted to GWh
60% 31% Residential
36% 58% Commercial
0.4%** 0.4% - 1.3%** Projected Annual Load Growth (2009 – 2012)
Sales Mix
3,500 M Therms 41,961 GWh Electric Sales and Gas Sold and Transported
(0.4%)* (0.6%)* Historical Annual Load Growth (2005 - 2009)
4% 11% Industrial
1.7 Million
3.2%
Gas
2.1 Million
3.0%
Customers
Growth (2004 – 2009)
Electric
0.5%*
Historical Annual
Peak Load Growth
2005-2009
1,442
Network Circuit Miles
Key Statistics
Transmission
2.1%**
Projected PJM
Peak Load Growth
2009-2012
13,512 GWh 230 GWh Energy Efficiency Initiative (lifetime equivalent)***
80 MW 1 MW Solar 4 All
11.6 MW
2009
Renewables and Energy Efficiency
Solar Loan 81 MW
Total

…which creates superior value to customers.
PSE&G provides the highest
reliability at below average cost...
SAIDI VS O&M
$-
$1.00
$2.00
$3.00
$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
0 50 100 150 200 250 300 350
System Average Interruption Duration Index (SAIDI)
PSE&G

Our 2010 – 2012 capital plan calls for
investing $ 5.3 billion…
0
200
400
600
800
1,000
1,200
1,400
1,600
1,800
2,000
2009 2010 2011 2012
NJ Infrastructure
Stimulus
Solar
Energy Efficiency
Transmission
Core Investment
…with contemporaneous recovery mechanisms approved
for $3.6 billion.

SUSSEX
PASSAIC
BERGEN
WARREN
MORRIS
ESSEX
HUDSON
UNION
SOMERSET
HUNTERDON
MIDDLESEX
MERCER
MONMOUTH
OCEAN
BURLINGTON
CAMDEN
GLOUCESTER
SALEM
ATLANTIC
CUMBERLAND
CAPE MAY

PSEG

Branchburg Branchburg
Roseland Roseland
Hopatcong Hopatcong
Hudson Hudson
Transmission investment recovery…
Future Transmission project spending will be influenced by
PJM evaluation, potentially adding $1.5B in additional
projects over 2010 – 2015.
Various $300 14 69kV Reliability projects thru 2012
Various $200 20 Approved RTEP projects thru 2012
125 bps 2013 $1,100 Branchburg-Roseland-Hudson
125 bps 2012 $750 Susquehanna-Roseland
Incentive In-Service Spending ($ Millions)
…is supported by formula rate treatment and CWIP in rate base*.
* Approval of CWIP for 500kV backbone projects.
Transmission Projects
Future Projects

PSE&G’s investment program provides opportunity
for 14% annualized growth in rate base
PSE&G Rate Base
0
2,000
4,000
6,000
8,000
10,000
12,000
2009 2010 2011 2012
Gas Distribution Electric Distribution Electric Transmission EMP
* *
*projected rate base

New Jersey Electric & Gas Rate Agreement
-- A Balancing of Interests
51.2% Equity Ratio
11.25% Return on Equity
$6.2B $2.3B $3.89B Rate Base
$222.5M $74.0M $148.5M Increase
Total Gas Electric
51.2% Equity Ratio
10.3% Return on Equity
$6.0B $2.27B $3.75B Rate Base
$100.0M $26.5M $73.5M Increase
Total Gas Electric
Request Agreement
… in a difficult economic environment.

PSE&G Rate Agreement Terms
Rate Agreement approved by NJ Board of Public Utilities (BPU) on June 7, 2010.
•
The agreement, an increase in electric revenue of $73.5 million and gas revenue of $26.5 million, is based on a 10.3% return on equity and a 51.2% equity ratio on a $6.0 billion rate base.
•
The agreement provides for a gas weather normalization clause.
•
The agreement does not provide for trackers on pension costs and capital expenditures.
•
The agreement requires PSE&G to return $122 million of Market Transition
Charges to customers over a 2-year period.
•
Agreement supports a review by the BPU of policy on consolidated tax accounting and recovery of Societal Benefits Charge.

Regulatory Reform
Working in New Jersey to build political and regulatory
support for “Utility of the Future”...
…to create shareholder and customer value.
Transmission
Backbone
Projects
Smart Grid/PHEV
Infrastructure
T&D
Infrastructure
Replacement
Renewables
Development
Energy
Efficiency
Development

PSEG Energy Holdings – Review and Outlook

PSEG Energy Holdings
Simplifying the business and creating sustainable growth opportunities.
Streamlined business
and reduced financial risk
Maximizing the value of
the remaining portfolio
Transaction structures
and partnerships mitigate
financial risk
Capitalizing on
renewable opportunities

PSEG Energy Holdings…
PSEG Global
International assets sold*
Texas generating assets (2 – 1,000MW CCGTs) transferred to PSEG Power
Small remaining investment in domestic traditional generation joint venture assets
PSEG Resources
Tax exposure reduced by $740 million through fourteen LILO/SILO lease terminations, including Nuon termination in January 2010
Maximizing value and minimizing risk for traditional leases and real estate
Long-term debt reduced by $1 billion over 2008 and 2009
Redemption of $642 million of Energy Holdings recourse debt
$368 million eliminated through bond exchange
$127 million of debt remaining
… has streamlined its businesses and reduced its risk.
* Nominal investment in Venezuela remaining

PSEG Energy Holdings is focused on renewable
energy opportunities
Complementing PSEG portfolio by increasing earnings
base with structured, low risk investments
Disciplined evaluation of favorable markets for renewables
Transaction structure and partnerships designed to mitigate risk
Expand geographic and regulatory diversity
Attractive and predictable returns
Pursuing renewable strategy through three primary
vehicles
Solar Source LLC
Energy Storage and Power LLC
Garden State Offshore Energy LLC

Long-term off-take agreements with creditworthy counterparties
Capitalizing on existing renewable markets
Leveraging partnerships and alliances
A 2MW solar facility developed and installed in 2009
An additional 27MW in construction for completion in 2010
20-30 year Power Purchase Agreements for energy, capacity and green attributes
Low risk Engineering, Procurement & Construction contracts
Projects that leverage the Investment Tax Credit
~$114M total investment to date
… in the emergent solar industry.
PSEG Solar Source is building a portfolio
to take advantage of attractive
opportunities…

PSEG – Financial Review and Outlook

PSEG…
…is focused on providing above average risk-adjusted returns.
Top quartile performance
in operations with year-
over-year improvements
and cost management.
Maintain balance
between risk and return
through prudent balance
sheet management
Met/exceeded
earnings and financial
objectives
Securing premium value in
transparent, competitive
markets; implementing
mechanisms supporting cost
recovery in reasonable
timeframe

$3.12*
We have met or exceeded our earnings
objectives …
… and expect 2010 earnings to remain strong.
Holdings
PSE&G
Power
Parent
Earnings per Share by Subsidiary
$2.68*
*See page 71 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings
$3.00 - $3.25 $2.80 - $3.05 $2.30 - $2.50 Guidance Range
$3.03*
$(0.12)
$0.14
$0.74
$1.92
$0.02
$(0.05)
$0.09
$0.07
$0.63 $0.71
$2.38 $2.30
2007 2008 2009

Earnings were strong in 2009…
…benefiting from pricing, cost control and risk mitigation.
$3.12
$3.03
2008* PSE&G Power Holdings /
Enterprise
2009*
($0.08) $0.08
$0.09
Interest  0.03
Debt Exchange
Premium Eliminated
in Consolidation
0.04
Recontracting
and Lower Fuel
Expense  0.04
BGSS and
Wholesale Power
Trading  0.01
O&M  0.02
Interest  0.03
Depreciation and
Other  (0.02)
Margin – Gas,
Electric,
Transmission
and Appliance
Service  0.04
Weather  (0.01)
O&M  (0.06)
Depreciation
(0.03)
Taxes  (0.03)
Interest 0.01
2009 Lease Sales
0.13
Lease Income
(0.04)
Effective Tax Rate
and Other  (0.03)
Debt Exchange
Premium
Eliminated in
Consolidation
(0.04)
Holdings:
Enterprise:
*See page 71 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

$0.84
0.01
(0.01)
(0.01)
(0.10)
$0.95
0.00
0.25
0.50
0.75
1.00
PSEG EPS Reconciliation – Q1 2010 versus
Q1 2009
Q1 2010
operating
earnings*
Q1 2009
operating
earnings*
Interest
Higher volume
offset by lower
prices   (0.05)
BGSS and trading
(0.04)
O&M (0.02)
Increase in
effective tax rate
related to new
healthcare
legislation  (0.02)
Depreciation,
interest and other
0.03
PSEG Power
Weather (0.02)
O&M (0.02)
Electric margin
0.01
Transmission
margin  0.01
Other  0.01
PSE&G
PSEG Energy
Holdings
Enterprise
Lower project
earnings and
lower gains
on lease sales
* See page 72 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$2,091
$1,993
$163
$30
2008 2009
Sustainability Plan
Non-pension
O&M
Expense (1)
Pension
Expense
Manage Staffing Levels
Control General and
Administrative Expenses
Capture Productivity
Gains
(1) Excludes O&M related to PSE&G clauses
We have successfully managed our O&M …
… through benchmarking efforts and operational excellence.
$2,121M $2,156M

Cash Exposure Net
of $320M of IRS
Deposits
12/31/08 12/31/09 1/31/10
4 5 17 # of LILO/SILO Leases
2009 Activities
Terminated 12
LILO / SILO
leases
2010 Activities
Terminated 1 lease in
January
Pursue additional lease
termination opportunities
2008 Activities
Terminated 1
LILO / SILO lease
Exposure to our potential lease tax
liability…
…was reduced with aggressive asset management.
$660
~$1,200
~$270
~$590
$-
$500
$1,000
$1,500

$1,000
$1,250
$1,500
$1,750
$2,000
$2,250
2009 2010 2011 2012
PSEG Consolidated O&M
(1)
C.A.G.R. (’09 –’12) = 0.7%
(1) Excludes O&M related to PSE&G clauses
Aggressive employee management of our
O&M, including 2010 wage freeze …
…and improving pension expense, will result in modest O&M growth.
* * *
*estimated

2009 Operating Earnings* 2010 Guidance
Rigorous cost controls, hedging strategy
and improved utility capital recovery…
…help mitigate the risk of weak prices in 2010.
$3.12
$3.00 - $3.25
PSE&G:
Network Transmission Service (NTS) revenue increase for
2010 from 2009 ~ $0.03 EPS
2009 earned ROE = 8.3%
1% change in Distribution earned ROE in 2010 ~ $0.07 EPS
1% change in load in 2010 ~ $0.02 EPS
PSEG Power:
Revenue/Margin
Nuclear output fully contracted
Dark Spread change of $5/MWh at market – impact of
$0.03-$0.07/share
Spark Spread change of $5/MWh at market – impact
of $0.08-$0.12/share
Operations
1% change in nuclear capacity factor – impact of
$0.01-$0.03/share
O&M 1% change – impact of ~$0.01/share
Drivers
*See page 71 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings

Core Investment, $2.18B, 28%
Transmission, $2.14B, 27%
PSE&G New Business, $0.43B, 6%
PSE&G Stimulus, $0.51B, 7%
PSE&G Renewables, $0.93B, 12%
Wind (Holdings), $0.02B, 0%
Solar (Holdings), $0.52B, 7%
Power Growth, $0.47B, 6%
New Nuclear, $0.05B, 1%
Back End Technology, $0.44B, 6%

PSEG is shifting emphasis to growth
investments…
…to meet the requirements of the evolving energy markets.
Maintenance /
Regulatory
Investments
$2.5B
Growth
Investments
$5.2B
Capital Spending by Category
Total 2010-2012 Capital: $7.7 Billion

$0
$1,000
$2,000
$3,000
$4,000
$5,000
Sources Uses
In 2009, we had substantial cash
generation …
PSEG Consolidated
2009 Sources and Uses
Power Cash
from Ops
Shareholder
Dividend
Gross Lease
Proceeds
PSE&G
Investment
…which was applied toward improving our financial profile.
Debt
Redemptions
Lease Termination
Taxes & IRS Deposit
Debt
Issuances
PSE&G Cash
from Ops(1)
Power
Investment
(1) PSE&G Cash from Operations adjusts for securitization principal repayments of ~ $190M
Regulated investment
Eliminated Parent Long-term
debt and minimized Holdings’
debt
Reduced Tax Risk

Target = 51.2%
• 2009 FFO to Debt remained strong comfortably
above minimum threshold level
• Decline from 2008 expected due to Power debt
exchange which reduced Holdings refinancing
risk
25%
30%
35%
40%
45%
50%
2007 2008 2009
PSEG Power
Funds from Operations / Total Debt
PSE&G
Regulatory Equity Ratio
Key credit measures support our planned
investment program
Our balance sheet also provides a platform for future growth.
40%
45%
50%
55%
2007 2008 2009

Sources Uses
PSEG Power’s internally generated cash
flow enables Power…
… to strengthen its long term balance sheet; support the
shareholder dividend; and, allows PSE&G to retain earnings for growth.
Sources Uses
Cash
from Ops
Net Debt
Redemption
Investment
Dividends
to Parent
for payment
to
shareholders
Power
2009–2012 Sources and Uses
Cash from
Ops*
Net Debt
Issuance
Intercompany
Capital
Contribution
Investment
PSE&G
2009-2012 Sources and Uses
* Cash from Operations adjusts for securitization principal repayments ~ $0.8B

With our current facilities, PSEG/Power
expects to have approximately $2.5 billion of
credit capacity through 2012 ...
Non-PSE&G Credit Capacity
...and we will continue to ensure adequate liquidity.
Power facility reduced by $75M in 12/2011
PSEG facility reduced by $47M in 12/2011
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
2010 2011 2012
Power Syndicated Facility - 1.60B
¹
Expires 12/2012
Power 2-Year Facility - 0.35B
Expires 7/2011
PSEG Syndicated Facility - 1.00B
²
Expires 12/2012
1
2

PSEG value proposition
PSEG provides investors with a balanced portfolio of assets within a shifting landscape for energy.
PSEG’s focus on operational excellence and O&M control will yield benefits now, and over the long-term.
PSEG’s capital commitments are focused on improving reliability and service quality at attractive risk-adjusted returns.
PSEG’s strong balance sheet and cash flow support a capital program that will benefit shareholders through ongoing support of dividends and opportunity for future growth.

PSEG is advantaged…
… with a strong balance sheet and cash flow to pursue an investment program that seizes the opportunities of tomorrow.
Right Assets,
Right Markets
Operational
Flexibility
Environmental
Infrastructure
Improvements
Integrated business model with assets located close
to load centers
Dispatch flexibility of operating assets and trading
capability supports margins in full-requirements markets
Environmentally responsible; pursuing investments in
renewables; nuclear uprates
Investments to improve reliability and functionality of grid
2010

Appendix

Q1 Operating Earnings by Subsidiary
$    482
(4)
11
123
$   352
2009
$   425
3
7
117
$   298
2010
Operating Earnings Earnings per Share
-- 0.01 Enterprise
$   0.95 $   0.84 Operating Earnings*
0.02 0.01 PSEG Energy Holdings
0.24 0.23 PSE&G
$   0.69 $   0.59 PSEG Power
2009 2010
$ millions (except EPS)
Quarter ended March 31
* See page 72 for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Power – Gross Margin Performance
$0
$25
$50
$75
2010 2009
$63
$55
Quarter ended March 31
Power’s gross margin affected by lower pricing and customer migration which offset 7%
increase in production.
Combined cycle gas units maintained strong contribution to operations.
No change versus year ago; higher prices
offset decline in generation.
$18 Texas
Regional Performance
$12
$27
$748
Q1 Gross
Margin ($M)
Q1 Performance Region
Increase in generation supported margin.
New York
Contribution to margin hurt by lower prices. New
England
Q1 contribution to gross margin ($M)
declined 5.0% versus year ago; decline in
price and migration offset increase in
production.
PJM
PSEG Power Gross Margin ($/MWh)*
* Excludes Texas
Increase in generation was predominantly from combined cycle and coal with continued strong nuclear.

Projects to NY
Neptune HVDC project (685
MW) Sayreville to Long Island
Linden VFT project (330 MW)
Linden to Staten Island
Bergen O66 project (670 MW*)
Bergen to ConEd's West 49th
St
Bergen U2-100 project (800
MW**) connecting Bergen to
NY
Projects to NJ
PSE&G’s evaluation of
the proposed backbone
Transmission projects:
Susquehanna -
Roseland
Branchburg-
Roseland-Hudson***
As a result NJ will need new generation, DSM or additional transmission imports.
Total Import
Capability
~ 2,000 MW
Total Export
Capability
~ 2,500 MW
2010-2020 NJ Summer Peak
Growth Rate = 1.6%
Sources: Imports: PSE&G Estimates; Exports:  PJM 2009 RTEP;  Load Growth: PJM 2010 Load Forecast Report
NJ’s load is expected to grow 3,450MW by
2020, with net imports decreasing ~500MW.
* Project has firm contract for 320MW
** Project in queue – no firm contracts
***PJM has specified a June 2013 in-service date for this project, though PJM has publicly indicated that the in-service date may be delayed and that alternatives to the project are being considered.

$0
$100
$200
$300
$400
$500
$600
$700
$0 $10 $20 $30 $40
CO
2
Price ($/ton)
While the prospects for a
cap and trade program may be delayed…
…Power remains well positioned to capture value if implemented.
CO
2
$/Ton Impact on PJM Prices and Power’s EBITDA
The impact on electric prices moderates at higher CO
2
prices as:
•
the fleet dispatch changes, and
•
the CO
2
intensity of the grid goes down.
Illustration at $20 CO
2
:
(2008 Data)
62 TWh
x ~ $11 to $14/MWh
~ $680 – $870 M revenue
23M tons
x $20/ton
~ $460 M expense

Debt Maturity Profile as of May 2010
Note: Excludes securitized debt.
0
100
200
300
400
500
600
700
800
900
1,000
1,100
ENTERPRISE
0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0
HOLDINGS (Non-Recourse)
22 3 4 3 1 1 7 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0
HOLDINGS (Recourse)
0 127 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0
POWER
0 605 666 300 250 300 303 0 0 0 420 0 0 0 0 0 0 19 0 0 0 525 0 0 0 0 0 40 0 0 0 0 45
PSE&G excl. Securitization
0 0 300 725 250 300 171 0 400 0 9 134 0 0 0 23 0 0 0 0 0 0 150 0 0 250 250 365 0 250 300 0 0
2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 2030 2031 2032 2033 2034 2035 2036 2037 2038 2039 2040 2041 2042
2010 Financing Activity
• PSE&G maturity of $300M in March 2010
• PSE&G issued $300M due 2040
• PSE&G issued $300M due 2015
• Power remarketed $44M of tax-exempt bonds due 2042
• Power called $48M due 2013 and $161M due 2014
• Power issued $300M due 2013
• Power issued $250M due 2020
• Power exchanged $195M due 2011 for $156M due 2020 plus
cash of $52M

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax 2009 2008 2007 2006 2005
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity 9 $              (71) $            12 $              11                 40
Gain (Loss) on Mark-to-Market (MTM) (25)              16                10                 28                 (9)
Lease Transaction Reserves -                  (490)             -                     -                     -
Net Reversal of Lease Transaction Reserves 29               -                   -                     -                     -
Asset Sales and Impairments -                  (13)               (32)                (178)              -
Premium on Bond Redemption -                  (1)                 (28)                (7)                  (6)
Merger-related Costs -                  -                   -                     (8)                  (32)
Total Pro-forma adjustments 13 $            (559) $           (38) $             (154) $            (7) $
Fully Diluted Average Shares Outstanding (in Millions)
507             508              509               505 489
Per Share Impact (Diluted)
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity 0.02 $          (0.14) $          0.02 $            0.02 $            0.08 $
Gain (Loss) on Mark-to-Market (MTM) (0.05)           0.03             0.02              0.06              (0.02)
Lease Transaction Reserves -              (0.96)            -                -                -
Net Reversal of Lease Transaction Reserves 0.05            -               -                -                -
Asset Impairments -              (0.03)            (0.06)             (0.35)             -
Premium on Bond Redemption -              -               (0.06)             (0.01)             (0.01)
Merger-related Costs -              -               -                (0.02)             (0.07)
Total Pro-forma adjustments 0.02 $          (1.10) $          (0.08) $           (0.30) $           (0.02) $
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
For the Twelve Months Ended
December 31,
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
(Unaudited)

Items Excluded from Income from Continuing
Operations to Reconcile to Operating Earnings
Please see Page 3 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
Pro-forma Adjustments, net of tax
2010 2009
Earnings Impact ($ Millions)
Gain (Loss) on Nuclear Decommissioning Trust (NDT) Fund Related Activity 10 $         (23) $
Gain (Loss) on Mark-to-Market (MTM)
56 (15)
Total Pro-forma adjustments 66 $         (38) $
Fully Diluted Average Shares Outstanding (in Millions) 507 507
Per Share Impact (Diluted)
Gain (Loss) on NDT Fund Related Activity
0.02 $      (0.04) $
Gain (Loss) on MTM 0.11 (0.03)
Total Pro-forma adjustments 0.13 $      (0.07) $
For the Three Months Ended
March 31,
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
Reconciling Items Excluded from Continuing Operations
(a)
to Compute Operating Earnings
(Unaudited)
(a) Income from Continuing Operations for the three months ended March 31, 2010 and 2009 is equal to Net Income.